Exhibit 10.54

SIXTH AMENDMENT AND CONSENT dated as of December 26, 2002 (this “Amendment”), to the Credit Agreement dated as of May 28, 1999, as amended by the First Amendment dated as of October 8, 1999, the Second Amendment, Consent and Waiver dated as of March 9, 2000, the Third Amendment, Consent and Waiver dated as of January 24, 2001, the Fourth Amendment dated as of April 19, 2002 and the Fifth Amendment dated as of October 11, 2002 (the “Credit Agreement”), among GENERAL CABLE CORPORATION (the “Company”), GK TECHNOLOGIES, INCORPORATED, GENERAL CABLE HOLDINGS (UK) LIMITED, GENERAL CABLE HOLDINGS (SPAIN) SRL, GENERAL CABLE HOLDINGS, INC., GENERAL CABLE HOLDINGS DE MEXICO, S.A. DE C.V., GENERAL CABLE COMPANY, the other BORROWING SUBSIDIARIES from time to time party thereto (the “Borrowers”), the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), J.P. MORGAN EUROPE LIMITED, as London Agent, and BANK ONE, N.A. (f/k/a Bank One, Michigan), MERRILL LYNCH CAPITAL CORPORATION and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

     WHEREAS, pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

     WHEREAS, the Company has informed the Administrative Agent that it intends to enter into or cause Subsidiaries to enter into one or more sale and lease-back transactions with respect to machinery and equipment and real property owned by the Company or such Subsidiaries on the date hereof (the “Proposed Transactions”) and to apply the Net Proceeds from the Proposed Transactions to prepay Term Borrowings in accordance with Section 2.11(c) of the Credit Agreement.

     WHEREAS, the Company has requested that the Required Lenders amend certain provisions of the Credit Agreement to permit the Proposed Transactions and authorize and direct the Collateral Agent to (i) release from the lien of the Security Documents the assets proposed to be transferred in connection with the Proposed Transactions and (ii) subordinate the lien of the Security Documents in relation to any lien granted on cash or cash equivalents or on machinery and equipment (or a combination thereof) as credit support in connection with the Proposed Transactions, all as set forth in this Amendment, and the Lenders whose signatures appear below, constituting the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. The following new defined terms are added to Section 1.01 of the Credit Agreement in its proper alphabetical position:

““Initial Sale and Lease-back Transaction” means the sale and lease-back transaction with a sale price not exceeding $25,000,000 being negotiated by the Company as of the Sixth Amendment Effective Date and permitted by Section 6.03.”

““Sixth Amendment” means the Sixth Amendment to the Credit Agreement dated as of December 20, 2002 among the Company, the Subsidiary Guarantors party thereto and the Required Lenders.”

““Sixth Amendment Effective Date” means the date on which the Sixth Amendment becomes effective pursuant to its terms.”

““Steering Committee” means the steering committee of the Lenders designated in October 2002, as the same may be constituted from time to time.”

““Subsequent Sale and Lease-back Transactions” means sale and lease-back transactions (other than the Initial Sale and Lease-back Transaction) permitted by Section 6.03 and consummated on and after the Sixth Amendment Effective Date.”

     SECTION 2. Amendment of Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the definition of “Capital Expenditures”:

“Notwithstanding the foregoing, obligations incurred by the Company and its consolidated Subsidiaries in connection with any sale and lease-back transaction involving assets already owned by the Company or such Subsidiaries prior to such transaction (and not acquired in contemplation thereof) shall not be deemed “Capital Lease Obligations” for purposes of this definition.”

     SECTION 3. Amendment of Article VI of the Credit Agreement. (a) Amendment of Section 6.01(h). Section 6.01(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h) Indebtedness consisting of Capital Lease Obligations deemed to exist in connection with sale and lease-back transactions permitted under Section 6.03, and other unsecured Indebtedness (other than Indebtedness permitted by paragraph (f) above) in an aggregate principal amount not exceeding $5,000,000 at any time outstanding for all Subsidiaries that, taken together with the aggregate sale price of all arrangements permitted by Section 6.03, does not exceed $75,000,000 at any time outstanding;”

     (b)  Amendment of Section 6.02(h). Section 6.02(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h) Liens deemed to exist in connection with sale and lease-back transactions permitted under Section 6.03 on the assets subject to such transactions, and Liens on machinery and equipment of the Company and the Subsidiaries or on cash or cash equivalents (or a combination of machinery and equipment and cash or cash equivalents) with an aggregate fair market value not exceeding $15,000,000 at any time securing obligations in connection with sale and lease-back transactions permitted under Section 6.03, or securing reimbursement obligations in connection with Letters of Credit issued to secure such obligations; provided, however, that in connection with any sale and lease-back transaction (i) the fair market value of any machinery and equipment used for credit support shall be determined based on the orderly liquidation value of such machinery and equipment and such determination shall be reasonably satisfactory to the Administrative Agent after consultation with the Steering Committee; (ii) any cash or cash equivalents used for credit support in connection with the Initial Sale and Lease-back Transaction shall not exceed forty percent in the aggregate at any time of the total value of the collateral used for credit support; and (iii) any combination of cash or cash equivalents, the fair market value of any machinery and equipment and any Letters of Credit provided as credit support shall not exceed twenty percent in the aggregate at any time of the total value of any sale and lease-back transaction and such combination shall be reasonably satisfactory to the Administrative Agent after consultation with the Steering Committee;”

     (c)  Amendment of Section 6.03. Section 6.03 of the Credit Agreement is hereby amended by deleting the figure “$25,000,000” and substituting in lieu thereof the figure “$75,000,000”. The Company agrees that the Net Proceeds of all sale and lease-back transactions permitted under Section 6.03 will be applied to prepay Term Loans pursuant to Section 2.11(c), without giving effect to the proviso therein.

     SECTION 4. Consent and Certain Agreements. (a) The undersigned Lenders hereby authorize and direct the Collateral Agent to execute and deliver any and all documents that it may deem necessary or desirable in accordance with the terms of this Amendment to effect (i) the release from the lien of the Security Documents of any assets transferred in the Proposed Transactions and (ii) the subordination of the lien of the Security Documents in relation to any lien granted on cash or cash equivalents or on machinery and equipment provided as credit support in connection with the Proposed Transactions.

     (b)  The undersigned Lenders hereby consent to the issuance of Letters of Credit as credit support in connection with the Proposed Transactions; provided, that the Company’s reimbursement obligations in connection with any Letters of Credit issued for such purpose in connection with any Subsequent Sale and Lease-back Transaction will at all times be collateralized with cash or cash equivalents in an amount not less than the aggregate undrawn amount of such Letters of Credit under arrangements satisfactory to the Administrative Agent.

     (c)  The undersigned Lenders hereby consent to the Company’s guarantee of the obligations of Subsidiaries in connection with the Proposed Transactions and agree that any such guarantee will be deemed to be permitted under Section 6.05 of the Credit Agreement.

     (d)  The undersigned Lenders and the Company agree that (i) notwithstanding anything in the Credit Agreement, the Net Proceeds of the Initial Sale and Lease-back Transaction shall not be reduced by any cash or cash equivalents securing obligations in connection with such sale and lease-back transaction, or securing reimbursement obligations in connection with Letters of Credit issued to secure such obligations, in each case as contemplated by Section 6.02(h) (collectively, “Pledged Cash”), and (ii) the Net Proceeds of each Subsequent Sale and Lease-back Transaction will be net of any Pledged Cash; provided, that if the obligations secured by any Pledged Cash shall be discharged or terminated and as a result such Pledged Cash shall be released, then such Pledged Cash shall be deemed to be Net Proceeds and shall be promptly applied to prepay Term Loans under Section 2.11(c).

     SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company and each Borrowing Subsidiary represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date (defined below):

     (a)  After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

     (b)  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     (c)  The execution, delivery and performance by each of the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     SECTION 6. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of the following conditions (the date on which all such conditions shall have been satisfied being called the “Amendment Effective Date”):

     (a)  The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, each Subsidiary Guarantor listed below and the Required Lenders.

     (b)  To the extent invoiced, the Administrative Agent shall have been reimbursed for all its reasonable out of pocket expenses, including the reasonable fees, charges and disbursements of its counsel, related to this Amendment or to the Credit Agreement.

     (c)  Each Lender executing this Amendment prior to 12:00 noon on Thursday, December 26, 2002 shall have received an amendment fee in an amount equal to 0.10% of such Lender’s outstanding Term and Revolving Loans and unused Commitments under the Credit Agreement.

     SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an Amendment of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or an amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 10. Expenses. The Company agrees to pay the reasonable out of pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment, including the reasonable fees, disbursements and other charges of its counsel.

     SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

GENERAL CABLE CORPORATION,

by	/s/ Robert J. Siverd Name: Robert J. Siverd Title: Executive Vice President

GK TECHNOLOGIES, INCORPORATED,

by	/s/ Robert J. Siverd Name: Robert J. Siverd Title: Executive Vice President

GENERAL CABLE HOLDINGS, INC.,

by	/s/ Robert J. Siverd Name: Robert J. Siverd Title: Executive Vice President

GENERAL CABLE HOLDINGS (UK) LIMITED,

by	/s/ Robert J. Siverd Name: Robert J. Siverd Title: Director

GENERAL CABLE HOLDINGS (SPAIN), SRL,

by	/s/ Christopher F. Virgulak Name: Christopher F. Virgulak Title: Joint Director

by	/s/ Robert J. Siverd Name: Robert J. Siverd Title: Joint Director

GENERAL CABLE HOLDINGS DE MEXICO, S.A. DE C.V.,

by	/s/ Robert J. Siverd Name: Robert J. Siverd Title: Director and Secretary

GENERAL CABLE COMPANY,

by	/s/ Robert J. Siverd Name: Robert J. Siverd Title: Executive Vice President

JPMORGAN CHASE BANK, individually, as Administrative Agent and as Collateral Agent,

by	/s/ Marina Flindell Name: Marina Flindell Title: Vice President

J.P. MORGAN EUROPE LIMITED, as London Agent,

by	/s/ N. Hall Name: N. Hall Title: Associate

by	/s/ C. Walsh Name: C. Walsh Title: Associate

BANK ONE, N.A. (f/k/a Bank One, Michigan), individually and as Co-Documentation Agent,

by	/s/ Richard Howard Name: Richard Howard Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, individually and as Co-Documentation Agent,

by	/s/ Bruce A. Kintner Name: Bruce A. Kintner Title: Vice President

ADDISON CDO, LIMITED (#1279),

By:	Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar Name: Mohan V. Phansalkar Title: Executive Vice President

AERIES FINANCE-II LTD.,

By:	INVESCO Senior Secured Management, Inc., as Sub-Managing Agent

by	/s/ Scott Baskind Name: Scott Baskind Title: Authorized Signatory

AIM FLOATING RATE FUND,

By:	INVESCO Senior Secured Management, Inc., as Attorney in fact

by	/s/ Scott Baskind Name: Scott Baskind Title: Authorized Signatory

AMARA 2 FINANCE, LTD.,

By:	INVESCO Senior Secured Management, Inc., as Financial Manager

by	/s/ Scott Baskind Name: Scott Baskind Title: Authorized Signatory

AMMC CDO I, LIMITED,

By:	American Money Management Corp., as Collateral Manager

by	/s/ David P. Meyer Name: David P. Meyer Title: Vice President

AMMC CDO II, LIMITED,

By:	American Money Management Corp., as Collateral Manager

by	/s/ David P. Meyer Name: David P. Meyer Title: Vice President

APEX (IDM) CDO I, LTD.,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

ARCHIMEDES FUNDING II, LTD.,

By:	ING Capital Advisors LLC, as Collateral Manager

by	/s/ Philip C. Robbins Name: Philip C. Robbins Title: Vice President

ARCHIMEDES FUNDING III, LTD.,

By:	ING Capital Advisors LLC, as Collateral Manager

by	/s/ Philip C. Robbins Name: Philip C. Robbins Title: Vice President

ATHENA CDO, LIMITED (#1277),

By:	Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar Name: Mohan V. Phansalkar Title: Executive Vice President

AVALON CAPITAL LTD.,

By:	INVESCO Senior Secured Management, Inc., as Portfolio Advisor

by	/s/ Scott Baskind Name: Scott Baskind Title: Authorized Signatory

AVALON CAPITAL LTD. 2,

By:	INVESCO Senior Secured Management, Inc., as Portfolio Advisor

by	/s/ Scott Baskind Name: Scott Baskind Title: Authorized Signatory

BANCO ESPIRITO SANTO, S.A.,

by	/s/ Andrew M. Orsen Name: Andrew M. Orsen Title: Vice President

by	/s/ Terry R. Hull Name: Terry R. Hull Title: Senior Vice President

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.,

by	/s/ Irv Roa Name: Irv Roa Title: Director

by	/s/ Elizabeth Tallmadge Name: Elizabeth Tallmadge Title: Managing Director Chief Investment Officer

BANK LEUMI USA,

by	/s/ Gloria Bucher Name: Gloria Bucher Title: Senior Vice President Managing Director

THE BANK OF NOVA SCOTIA,

by	/s/ Mark Sparrow Name: Mark Sparrow Title: Director

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH,

by	/s/ Shinichiro Munechika Name: Shinichiro Munechika Title: Deputy General Manager

BEDFORD CDO, LIMITED (#1276),

By:	Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar Name: Mohan V. Phansalkar Title: Executive Vice President

CAPTIVA II FINANCE LTD.,

by	/s/ David Dyer Name: David Dyer Title: Director

CAPTIVA III FINANCE LTD. (Acct. 275), as advised by Pacific Investment Management Company LLC

by	/s/ David Dyer Name: David Dyer Title: Director

CAPTIVA IV FINANCE LTD. (Acct. 1275), as advised by Pacific Investment Management Company LLC

by	/s/ David Dyer Name: David Dyer Title: Director

CATALINA CDO LTD. (#1287),

By:	Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar Name: Mohan V. Phansalkar Title: Executive Vice President

CERES FINANCE LTD.,

By:	INVESCO Senior Secured Management, Inc., as Sub-Managing Agent

by	/s/ Scott Baskind Name: Scott Baskind Title: Authorized Signatory

CHARTER VIEW PORTFOLIO,

By:	INVESCO Senior Secured Management, Inc., as Investment Advisor

by	/s/ Scott Baskind Name: Scott Baskind Title: Authorized Signatory

CHIAO TUNG BANK CO., LTD., NEW YORK AGENCY,

by	/s/ Shyh-Jiann Peng Name: Shyh-Jiann Peng Title: Senior Vice President & GM

CITICORP INSURANCE AND INVESTMENT TRUST,

By:	Travelers Asset Management International Company LLC

by	/s/ William M. Gardner Name: William M. Gardner Title: Investment Officer

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. (f/k/a Travelers Corporate Loan Fund Inc.),

By:	Travelers Asset Management International Company LLC

by	/s/ William M. Gardner Name: William M. Gardner Title: Investment Officer

CITIZENS BANK OF MASSACHUSETTS,

by	/s/ Christopher G. Daniel Name: Christopher G. Daniel Title: Vice President

COLUMBUS LOAN FUNDING LTD.,

By:	Travelers Asset Management International Company LLC

by	/s/ William M. Gardner Name: William M. Gardner Title: Investment Officer

COMERICA BANK,

by	/s/ Scott M. Kowalski Name: Scott M. Kowalski Title: Account Officer

DELANO COMPANY (#274),

By:	Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar Name: Mohan V. Phansalkar Title: Executive Vice President

EASTMAN HILL FUNDING I, LIMITED,

By:	TCW Asset Management Company, as its Collateral Manager

by	/s/ Mark L. Gold Name: Mark L. Gold Title: Managing Director

ELC (CAYMAN) LTD.,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

ELC (CAYMAN) LTD. 1999-II,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

ELC (CAYMAN) LTD. 1999-III,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

ELC (CAYMAN) LTD. 2000-I,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

ELC (CAYMAN) LTD. CDO SERIES 1999-I,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

ELF FUNDING TRUST III,

By:	New York Life Investment Management, LLC, as Attorney-in-Fact

by	/s/ R. H. Dial Name: R. H. Dial Title: Vice President

ENDURANCE CLO I, LTD.,

By:	ING Capital Advisors LLC, as Collateral Manager

by	/s/ Philip C. Robbins Name: Philip C. Robbins Title: Vice President

FLEET NATIONAL BANK,

by	/s/ Richard E. Lynch Name: Richard E. Lynch Title: Vice President

FRANKLIN CLO I, LIMITED,

by	/s/ Richard D’Addario Name: Richard D’Addario Title: Senior Vice President

FRANKLIN FLOATING RATE TRUST,

by	/s/ Richard D’Addario Name: Richard D’Addario Title: Vice President

GALAXY CLO 1999-1, LTD.,

by	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter Title: Authorized Agent

HAMILTON CDO, LTD.,

By:	Stanfield Capital Partners LLC, as its Collateral Manager

by	/s/ Christopher Pucillo Name: Christopher Pucillo Title: Partner

HARBOURVIEW CDO II, LTD.,

by	/s/ Bill Campbell Name: Bill Campbell Title: Manager

HARBOURVIEW CLO IV, LTD.,

by	/s/ Bill Campbell Name: Bill Campbell Title: Manager

HARCH CLO I, LTD.,

by	/s/ Michael E. Lewitt Name: Michael E. Lewitt Title: Authorized Signatory

JISSEKIKUN FUNDING, LTD. (Acct. #1288),

By:	Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar Name: Mohan V. Phansalkar Title: Executive Vice President

KZH CRESCENT LLC,

by	/s/ Anthony Iarrobino Name: Anthony Iarrobino Title: Authorized Agent

KZH CRESCENT-2 LLC,

by	/s/ Anthony Iarrobino Name: Anthony Iarrobino Title: Authorized Agent

KZH CRESCENT-3 LLC,

by	/s/ Anthony Iarrobino Name: Anthony Iarrobino Title: Authorized Agent

KZH ING-2 LLC,

by	/s/ Anthony Iarrobino Name: Anthony Iarrobino Title: Authorized Agent

KZH PONDVIEW LLC,

by	/s/ Anthony Iarrobino Name: Anthony Iarrobino Title: Authorized Agent

KZH SOLEIL LLC,

by	/s/ Anthony Iarrobino Name: Anthony Iarrobino Title: Authorized Agent

KZH SOLEIL-2 LLC,

by	/s/ Anthony Iarrobino Name: Anthony Iarrobino Title: Authorized Agent

KZH WATERSIDE LLC,

by	/s/ Anthony Iarrobino Name: Anthony Iarrobino Title: Authorized Agent

NATEXIS BANQUES POPULAIRES,

by	/s/ Michael J. Storms Name: Michael J. Storms Title: Associate

by	/s/ William J. Burke Name: William J. Burke Title: Vice President

NATIONAL CITY BANK,

by	/s/ Beth A. Newton Name: Beth A. Newton Title: Vice President

NATIONAL WESTMINSTER BANK PLC,

By:	NatWest Capital Markets Limited, its Agent

By:	Greenwich Capital Markets, Inc., its Agent

by	/s/ Kelly A. Myers Name: Kelly A. Myers Title: Vice President

NEMEAN CLO, LTD.,

By:	ING Capital Advisors LLC, as Collateral Manager

by	/s/ Philip C. Robbins Name: Philip C. Robbins Title: Vice President

OPPENHEIMER SENIOR FLOATING RATE FUND,

by	/s/ Bill Campbell Name: Bill Campbell Title: Manager

ORYX CLO, LTD.,

By:	ING Capital Advisors LLC, as Collateral Manager

by	/s/ Philip C. Robbins Name: Philip C. Robbins Title: Vice President

PERSEUS CDO I, LIMITED,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

ROYALTON COMPANY (#280),

By:	Pacific Investment Management Company LLC, as its Investment Advisor

by	s/ Mohan V. Phansalkar Name: Mohan V. Phansalkar Title: Executive Vice President

THE ROYAL BANK OF SCOTLAND PLC,

by	/s/ Michael T. Fabiano Name: Michael T. Fabiano Title: Vice President

SAAR HOLDING CDO LIMITED,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

SEQUILS-ING I (HBDGM), LTD.,

By:	ING Capital Advisors LLC, as Collateral Manager

by	/s/ Philip C. Robbins Name: Philip C. Robbins Title: Vice President

SEQUILS-MAGNUM, LTD. (#1280),

By:	Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar Name: Mohan V. Phansalkar Title: Executive Vice President

SEQUILS I, LTD.,

By:	TCW Advisors, Inc., as its Collateral Manager

by	/s/ G. Steven Kalin Name: G. Steven Kalin Title: Vice President

by	/s/ Mark L. Gold Name: Mark L. Gold Title: Managing Director

SEQUILS IV, LTD.,

By:	TCW Advisors, Inc., as its Collateral Manager

by	/s/ G. Steven Kalin Name: G. Steven Kalin Title: Vice President

by	/s/ Mark L. Gold Name: Mark L. Gold Title: Managing Director

SIMSBURY CLO LIMITED,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

SOMERS CDO LIMITED,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

SOUTHERN PACIFIC BANK,

by	/s/ Daniel Rood Name: Daniel Rood Title: Senior Vice President

SRF TRADING, INC.,

by	/s/ Ann E. Morris Name: Ann E. Morris Title: Assistant Vice President

STANDARD FEDERAL BANK N.A.,

by	/s/ Otto A. Wilhelm Name: Otto A. Wilhelm Title: First Vice President

STANFIELD ARBITRAGE CDO, LTD.,

By:	Stanfield Capital Partners LLC, as its Collateral Manager

by	/s/ Christopher Pucillo Name: Christopher Pucillo Title: Partner

STANFIELD CLO LTD.,

By:	Stanfield Capital Partners LLC, as its Collateral Manager

by	/s/ Christopher Pucillo Name: Christopher Pucillo Title: Partner

STANFIELD/RMF TRANSATLANTIC CDO LTD.,

By:	Stanfield Capital Partners LLC, as its Collateral Manager

by	/s/ Christopher Pucillo Name: Christopher Pucillo Title: Partner

STEIN ROE & FARNHAM CLO I LTD.,

By:	Stein Roe & Farnham Incorporated, as Portfolio Manager

by	/s/ Kathleen A. Zarn Name: Kathleen A. Zarn Title: Senior Vice President

STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY,

By:	Stein Roe & Farnham Incorporated, as Advisor

by	/s/ Kathleen A. Zarn Name: Kathleen A. Zarn Title: Senior Vice President

STRATA FUNDING LTD.,

By:	INVESCO Senior Secured Management, Inc., as Sub-Managing Agent

by	/s/ Scott Baskind Name: Scott Baskind Title: Authorized Signatory

SUNAMERICA SENIOR FLOATING RATE FUND INC.,

By:	Stanfield Capital Partners LLC, as subadvisor

by	/s/ Christopher Pucillo Name: Christopher Pucillo Title: Partner

TCW SELECT LOAN FUND, LIMITED,

By:	TCW Advisors, Inc., as its Collateral Manager

by	/s/ G. Steven Kalin Name: G. Steven Kalin Title: Vice President

by	/s/ Mark L. Gold Name: Mark L. Gold Title: Managing Director

THE TRAVELERS INSURANCE COMPANY,

by	/s/ William M. Gardner Name: William M. Gardner Title: Investment Officer

TRITON CBO III, LIMITED,

By:	INVESCO Senior Secured Management, Inc., as Investment Advisor

by	/s/ Scott Baskind Name: Scott Baskind Title: Authorized Signatory

TRYON CLO LTD. 2000-I,

By:	David L. Babson and Co., Inc., as Collateral Manager

by	/s/ Glenn Duffy Name: Glenn Duffy Title: Managing Director

VAN KAMPEN PRIME RATE INCOME TRUST,

By:	Van Kampen Investment Advisory Corp.

by	/s/ Howard Tiffen Name: Howard Tiffen Title: Managing Director

VAN KAMPEN SENIOR INCOME TRUST,

By:	Van Kampen Investment Advisory Corp.

by	/s/ Howard Tiffen Name: Howard Tiffen Title: Managing Director

VENTURE CDO 2002, LIMITED, By its investment advisor, Barclays Capital Asset Management Limited,

By its sub-advisor, Barclays Bank PLC, New York Branch

by	/s/ Martin F. Davey Name: Martin F. Davey Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION,

by	/s/ Anne D. Brehony Name: Anne D. Brehony Title: Director

WINDSOR LOAN FUNDING, LIMITED,

By:	Stanfield Capital Partners LLC, as its Investment Manager

by	/s/ Christopher Pucillo Name: Christopher Pucillo Title: Partner